Effective as of the close of business on July 31, 2001, Century Shares Trust ("CST") (Reigstration No. 002-11466; File No. 811-00019) was reorganized as a series of Century Capital Management Trust ("CCMT") (Registration No. 333-86067; File No. 811-09561). On August 30, 2001, the following semi-annual report for the six month period ended June 30, 2001, was submitted to the Securities and Exchange Commission via EDGAR under CIK 0000018922, corresponding to Registration No. 002-11466 and File No. 811-00019.

This filing is to correct the filing codes so that the following report is filed under CIK 0001093439, corresponding to Registration No. 333-86067 and File No. 811-09561, to reflect CST's status as a series of CCMT.

--------------------------------------------------------------------------------
CENTURY CAPITAL MANAGEMENT
--------------------------------------------------------------------------------

[graphic omitted]


                                           -------------
                                           INVESTING FOR
                                               LONG TERM
                                              GROWTH AND
                                                  INCOME
                                              SINCE 1928

                                               [logo]
                                               CENTURY
                                           -------------

                                                 CENTURY
                                                  SHARES
                                                   TRUST

                                      SEMI-ANNUAL REPORT
                                           JUNE 30, 2001

CENTURY
SHARES TRUST

TRUSTEES
Allan W. Fulkerson, Chairman
William O. Bailey
John E. Beard
William W. Dyer, Jr.
Davis R. Fulkerson
Ernest E. Monrad
Michael J. Poulos
Jerry S. Rosenbloom
Alexander L. Thorndike

INVESTMENT ADVISER
Century Capital Management, Inc.

AUDITORS
Deloitte & Touche LLP

LEGAL COUNSEL
Palmer & Dodge LLP

CUSTODIAN
State Street Bank & Trust Co.

TRANSFER AGENT
Boston Financial Data Services, Inc.

DISTRIBUTOR
Forum Fund Services, LLC

TELEPHONE
617-482-3060 800-321-1928
Shareholder Hotline
800-303-1928
www.centuryfunds.com

--------------------------------------------------------------------------------

This report is submitted for the general information of the shareholders of the Trust. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Century Shares Trust's investment results as of June 30, 2001:
--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
                    1 Year                        39.49%
                    5 Years                       17.53%
                   10 Years                       15.45%
                   20 Years                       15.05%

--------------------------------------------------------------------------------
                           TRUST OUTPERFORMS INDICES
--------------------------------------------------------------------------------
                    Century Shares Trust               39.49%
                    S&P 500                           -14.83%
                    Lipper G & I Fund Index            -1.62%

Past performance is no guarantee of future results; All data is for one year through June 30, 2001. For information about these indices and additional performance information, please see page 5.

DEAR FELLOW
SHAREHOLDERS

The first half of this year stands in stark contrast to the extreme volatility that characterized the market just a year ago. At this time last year, we remarked that the market sentiment for "momentum" and eCommerce stocks was losing favor. This trend continued through the close of 2000.

In an attempt to counteract the slowing growth in the economy, the Federal Reserve Board announced six interest rate cuts in the first six months of 2001. Nonetheless, the overall equity markets were negative through June. Earnings disappointments, employee layoffs and credit concerns have renewed investor appreciation for companies that have shown consistent growth. We believe a return to research-based fundamental analysis and earnings quality will benefit the Trust's portfolio companies.

YOUR TRUST'S PORTFOLIO

The Trust reported a -0.21% return for the six months through June 30th. This compares to a -6.70% return for the S&P 500 Index and -2.86% return for the Lipper Growth and Income Fund Index. We see improving growth rates for many of the Trust's portfolio companies, while most other segments of the economy are showing deteriorating trends in earnings growth and quality. Second quarter results that have been released to date indicate encouraging trends for the Trust's holdings. Specialty and commercial insurers have enjoyed accelerating increases in pricing and profitability, with some specialty lines witnessing 30-50% increases in premium rates. Likewise, the transaction processors and managed care providers have exhibited consistent earnings growth above 15-20%. While many banks continue to work through credit quality issues, reinsurers and personal lines carriers have surprised investors with improved underwriting results earlier than anticipated.

Over the last six months, the Trust's best performers include 1) specialty insurers (Progressive Corp., MBIA, Inc. and Vesta Insurance Group, Inc.), 2) transaction processors (Bisys Group, Inc., Fiserv, Inc., and Concord EFS, Inc.) and 3) global banks (Citigroup, Inc. and FleetBoston Financial Corp). The Trust's underperformers include 1) global financier American International Group, which has traded down despite continuing to exceed our expectations and
2) both Marsh & McLennan, Inc. and Cigna Corp., which have been impacted by slowdowns in their asset management businesses.

Importantly, the estimated 2002 earnings growth rate of the companies held by the Trust's portfolio has recently increased from 16.4% at June 30, 2001 to 19.0% as of the date of this report. While these figures are subject to change and are not reflective of the Trust's performance, this earnings growth pickup stands in contrast to the slowdown in the equity markets. In terms of shareholder value, the Trust's portfolio companies weighted average of 19% estimated earnings growth rate in 2002 compares to 12% for the S&P 500; the estimated 2002 price-to-earnings ratios for the Trust and the S&P 500 are 15.1 times and 20.1 times, respectively. We combine these ratios to create the P/E-to-growth rate (PEG ratio), which stands at 0.79 for the Trust and 1.68 for the S&P 500. In effect, based on our calculations, this means that the Trust's holdings are trading at a significant discount (21%) to its underlying growth rate while the S&P 500 is trading at a large premium (68%) to its expected growth rate, resulting in significantly better relative value among the Trust's holdings.

MARKET OUTLOOK
Investors' concerns about recent weakness in employment and the economy and continued over-capacity in the technology sector are reflected in the stock market. Looking forward, there is considerable uncertainty regarding the earnings outlook through 2002. We sense these conditions are ideal for the Trust's strategy of seeking to invest in what we believe are innovative leaders with sustainable competitive advantages and strong earnings predictability. Our market outlook remains optimistic as interest rates begin to stabilize.

We welcome a return of fundamental "due diligence" investment research and believe many investors are now placing increased importance on the quality and consistency of recurring revenues and operating leverage (the ability to grow earnings faster than revenues.) We believe that current valuations remain attractive relative to the overall equity markets and historic valuations.

The Trust is invested in insurance, financial services, health care, business services and banking. We believe these industry segments have the potential to benefit from the dramatic shifts we are seeing in the current investment environment. As we look at the Trust's portfolio, we see attractive growth and valuation metrics on both an historic and prospective basis.

Our investment philosophy continues to focus on industry leaders with quality management teams; our investing process includes in-depth fundamental research on each company and its rivals, as our team assesses the various risk-reward tradeoffs in making buy and sell decisions.

We are also pleased to report the successful completion of your Trust's reorganization and want to extend our appreciation for your overwhelming support and assistance during the proxy process. Your confidence confirms that the Trust's long-held principles are as valuable today as they were during its creation in 1928. We thank you for your continued trust and support.

Please visit our website (www.centuryfunds.com) to read more about our investment strategy and to receive updates on the Trust. We also welcome your questions by telephone or letter.

Respectfully submitted,

 /s/ Allan W. Fulkerson                  /s/ Lanny Thorndike

     Allan W. Fulkerson                      Lanny Thorndike
     Chairman                                Chief Investment Officer

     August 10, 2001

--------------------------------------------------------------------------------
                         ATTRACTIVE VALUATION POTENTIAL
--------------------------------------------------------------------------------
                                             CST*      S&P 500   Difference
                                             ----      -------   ----------
EARNINGS GROWTH AND VALUATION:
2002 Est. Price to earnings (P/E) Ratio:     15.1x      20.1x       (25%)
2002 Est. earnings growth:                   19%        12%          58%
                                             -----      -----
2002 P/E to Growth Rate (PEG Ratio):         0.79x      1.68x

SOURCE: Bloomberg, StockVal and CCM Research. August 2001.
*Data reflects the Trust's holdings as of 6/30/01
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 RESULTS OF THE SPECIAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------

A special meeting of the shareholders was held on June 29, 2001. The results of the votes taken among shareholders are listed below.

                                                                    Abstentions
                                                 Votes      Votes    and Broker
                                                  For      Against   Non-Votes
                                               ---------   -------  -----------
Proposal 1     To approve the reorganization   4,925,505   584,596    899,887
               of the Trust into a new series
               of Century Capital Management
               Trust, a Massachusetts
               business trust, pursuant to an
               Agreement and Plan of
               Reorganization

Proposal 2     To approve a new advisory       4,798,295   703,545    908,148
               contract with Century Capital
               Management, Inc.

Proposal 3     To ratify the selection of      6,118,846   162,150    128,992
               Deloitte & Touche LLP as
               independent auditors of the
               Trust
--------------------------------------------------------------------------------

                  -------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE TRUST'S HISTORICAL PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. Performance returns include the reinvestment of dividends and capital gain distributions. The Trust will deduct a short term trading fee of 1% from a redemption if you sell your shares after holding them less than 180 days. Concentration in the financial services field will subject the Trust to the risks associated with that field (e.g., government regulation, interest rates, claims activity, and exposure to natural and man-made disasters) and may result in greater fluctuation in the Trust's share value than is experienced in less concentrated portfolios. The S&P 500 Index is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks. The Lipper Growth and Income Fund Index tracks the results of 30 large mutual funds that seek growth of capital and income. Those funds are managed investment accounts with all the associated requirements and costs. You cannot invest directly in any index. Price to earnings ratio is the value of a company's stock price relative to company earnings. Estimated earnings growth is the year over year growth in earnings per share. The PEG Ratio is the p/e ratio relative to the companies earnings growth rate. (08/01)

Portfolio of Investments - June 30, 2001

COMMON STOCKS: INSURANCE COMPANIES - 46.9%
SHARES                                                                VALUE
--------                                                        ------------
      10,000  ACE Limited ....................................  $    390,900
     400,000  AFLAC, Inc. ....................................    12,596,000
      40,000  Ambac Financial Group, Inc. ....................     2,328,000
     190,000  The Chubb Corp. ................................    14,711,700
     438,000  Cincinnati Financial Corp. .....................    17,301,000
     103,400  Everest Re Group Ltd. ..........................     7,734,320
      63,800  IPC Holdings, Ltd.* ............................     1,509,508
      10,500  Markel Corp.* ..................................     2,063,250
     423,750  MBIA, Inc. .....................................    23,594,400
      68,900  Mercury General Corp. ..........................     2,409,433
     185,000  Mutual Risk Management Ltd. ....................     1,646,500
       8,000  Ohio Casualty Corp.* ...........................       103,600
      55,000  PartnerRe Ltd. .................................     3,047,000
     125,000  The Progressive Corp. ..........................    16,898,750
     300,000  Protective Life Corp. ..........................    10,311,000
     183,400  RenaissanceRe Holdings Ltd. ....................    13,589,940
      81,500  SAFECO Corp. ...................................     2,404,250
     150,000  The St. Paul Companies, Inc. ...................     7,603,500
     358,300  Torchmark Corp. ................................    14,407,243
     100,000  UnitedHealth Group, Inc. .......................     6,175,000
      72,600  UNUMProvident Corp. ............................     2,331,912
     110,000  Vesta Insurance Group, Inc. ....................     1,204,500
     160,000  XL Capital Ltd. CL A ...........................    13,136,000
                                                                ------------
                                                                 177,497,706
                                                                ------------

COMMON STOCKS: MULTI-LINE FINANCIAL SERVICES COMPANIES - 24.9%
     401,394  Allstate Corp ..................................    17,657,322
     380,000  American General Corp ..........................    17,651,000
     298,996  American International Group, Inc ..............    25,713,656
         245  Berkshire Hathaway, Inc. CL A* .................    17,003,000
      65,000  CIGNA Corp .....................................     6,228,300
      90,000  Hartford Financial Services Corp ...............     6,156,000
      45,000  MetLife, Inc ...................................     1,394,100
      52,000  Nationwide Financial Services, Inc .............     2,269,800
                                                                ------------
                                                                  94,073,178
                                                                ------------

COMMON STOCKS: BROKERAGE COMPANIES - 9.9%
     390,000  Aon Corp. ......................................    13,650,000
     231,200  Gallagher (Arthur J.) & Co. ....................     6,011,200
     225,000  HCC Insurance Holdings, Inc. ...................     5,512,500
     120,000  Marsh & McLennan Cos., Inc. ....................    12,120,000
                                                                ------------
                                                                  37,293,700
                                                                ------------

COMMON STOCKS: BANKS AND ASSET MANAGERS - 9.7%
      20,000  Banknorth Group, Inc. ..........................       453,000
     370,000  J.P. Morgan Chase & Co. ........................    16,502,000
     113,335  Citigroup, Inc. ................................     5,988,621
     155,000  FleetBoston Financial Corp. ....................     6,114,750
     117,666  Waddell & Reed Financial, Inc. CL A ............     3,735,896
      52,500  Washington Mutual, Inc. ........................     1,971,375
      45,000  Wells Fargo & Co. ..............................     2,089,350
                                                                ------------
                                                                  36,854,992
                                                                ------------

COMMON STOCKS: PROCESSING AND OUTSOURCING COMPANIES - 7.4%
      30,000  American Express Co. ...........................     1,164,000
       2,000  Arbitron, Inc.* ................................        48,200
     160,000  Bank of New York Co. ...........................     7,680,000
      40,000  Bisys Group, Inc.* .............................     2,360,000
      10,000  Charles Schwab Corp. ...........................       153,000
      25,000  Concord EFS, Inc.* .............................     1,300,250
      40,000  Federal Home Loan Mortgage Corp. ...............     2,800,000
      85,000  Fiserv, Inc.* ..................................     5,438,300
      50,000  Mellon Financial Corp. .........................     2,300,000
       3,200  SEI Investments Co. ............................       151,680
      80,000  State Street Corp. .............................     3,959,200
      30,000  SunGard Data Systems, Inc.* ....................       900,300
                                                                ------------
                                                                  28,254,930
                                                                ------------

TOTAL INVESTMENTS IN COMMON STOCKS - 98.8%
   (Identified Cost, $131,420,301) ...........................   373,974,506
                                                                ------------
CASH EQUIVALENTS - 1.2%
$4,390,000   State Street Bank and Trust Eurodollar Time
             Deposit, at cost approximating value, maturity
             07/02/01 ........................................     4,390,000

                                                                ------------
TOTAL INVESTMENTS - 100% (Identified cost, $135,810,301) .....  $378,364,506
                                                                ============

*Non-income producing security

                     See notes to financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES - JUNE 30, 2001
-------------------------------------------------------------------------------
ASSETS:
Investments, at value (Note 1A) (Identified cost, $135,810,301)   $ 378,364,506
Dividends and interest receivable .............................         503,824
Other assets ..................................................           8,875
Receivable for Trust shares sold ..............................         160,081
Receivable for investments sold ...............................         747,975
                                                                  -------------
Total Assets ..................................................     379,785,261

LIABILITIES:
Distribution payable ..........................   $     335,824
Payable for Trust shares repurchased ..........           9,927
Payable to Affiliates:
     Investment adviser fee (Note 5) ..........         192,411
     Administration fee (Note 6) ..............          26,066
Accrued expenses and other liabilities ........         114,151
                                                  -------------
          Total liabilities ...................................         678,379
                                                                  -------------
NET ASSETS (Note 3) ...........................................   $ 379,106,882
                                                                  =============
Per share net asset value, offering price and redemption price
  ($379,106,882 / 8,868,505 shares of $1.00 par value capital
  stock outstanding) (Note 2) .................................   $       42.75
                                                                  =============

STATEMENT OF OPERATIONS - SIX MONTHS ENDED JUNE 30, 2001
--------------------------------------------------------------------------------
INVESTMENT INCOME:
     Dividends ................................................   $   2,649,069
     Interest .................................................         133,004
                                                                  -------------
          Total Income ........................................       2,782,073

Expenses:
     Investment adviser fee (Note 5) ..........   $   1,226,407
     Non-interested trustees' remuneration ....          57,968
     Transfer agent ...........................         169,309
     Custodian ................................          25,187
     Administration fees ......................          49,133
     Insurance ................................          10,284
     Professional fees ........................          64,225
     Registration costs .......................          18,883
     Printing and other .......................          78,672
                                                  -------------
          Total expenses ......................................       1,700,068
                                                                  -------------
               Net investment income ..........................       1,082,005
                                                                  -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investment transactions ..................      22,395,423
Decrease in net unrealized appreciation on investments ........     (27,416,340)
                                                                  -------------
               Net realized and unrealized loss on investments       (5,020,917)
                                                                  -------------
Net decrease in net assets resulting from operations ..........   $  (3,938,912)
                                                                  =============

                       See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------------

                                                                          Six Months Ended        Year Ended
INCREASE (DECREASE) IN NET ASSETS:                                          June 30, 2001      December 31, 2000
                                                                          ----------------     -----------------
Operations:
     Net investment income ..............................................   $   1,082,005        $   3,441,085
     Net realized gain on investment transactions .......................      22,395,423           38,100,228
     Increase (decrease) in net unrealized appreciation of investments ..     (27,416,340)          62,799,598
                                                                            -------------        -------------
          Net increase (decrease) in net assets resulting from operations      (3,938,912)         104,340,911
     Net equalization (Note 1C) .........................................         (13,352)              30,321
     Distributions to shareholders from:
          Net investment ................................................      (1,150,388)          (3,369,724)
          Realized gain from investment transactions ....................            --            (34,078,662)
     Trust share transactions - net (Note 2) ............................     (33,404,525)          41,030,868
     Redemption fee .....................................................          16,081                 --
                                                                            -------------        -------------
          Total increase (decrease) .....................................     (38,491,096)         107,953,714

NET ASSETS:
At beginning of period ..................................................     417,597,978          309,644,264
At end of period (including accumulated distributions in excess              -----------          -----------
of net investment income of $431,689 and $349,954, respectively) ........   $ 379,106,882        $ 417,597,978
                                                                            =============        =============


FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------------------
                                     Six Months Ended June 30,                          Year Ended December 31,
                                       ----------------------      ------------------------------------------------------------
                                         2001          2000          2000         1999         1998         1997        1996
                                       --------      --------      --------     --------     --------     --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD   $  42.97      $  34.32      $  34.32     $  44.66     $  44.66     $  31.30     $  28.07
                                       --------      --------      --------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS:
     Net investment income .........   $   0.12      $   0.20      $   0.39     $   0.42     $   0.41     $   0.39     $   0.46
     Net realized and unrealized
      gain (loss) on investments ...      (0.21)        (0.77)        12.39        (6.05)        2.71        15.25         4.34
                                       --------      --------      --------     --------     --------     --------     --------
     Total income (loss) from
      investment operations ........   $  (0.09)     $  (0.57)     $  12.78     $  (5.63)    $   3.12     $  15.64     $   4.80
                                       --------      --------      --------     --------     --------     --------     --------

LESS DISTRIBUTIONS FROM:
     Net investment income .........   $  (0.13)     $  (0.19)     $  (0.38)    $  (0.40)    $  (0.40)    $  (0.38)    $  (0.46)
     In excess of net investment
       income ......................       --            --            --          (0.01)        --           --           --
     Net realized gain on investment
       transactions ................       --            --           (3.75)       (4.30)       (2.72)       (1.90)       (1.11)
                                       --------      --------      --------     --------     --------     --------     --------
     Total distributions ...........   $  (0.13)     $  (0.19)     $  (4.13)    $  (4.71)    $  (3.12)    $  (2.28)    $  (1.57)
                                       --------      --------      --------     --------     --------     --------     --------
NET ASSET VALUE, end of period .....   $  42.75      $  33.56      $  42.97     $  34.32     $  44.66     $  44.66     $  31.30
                                       ========      ========      ========     ========     ========     ========     ========

TOTAL RETURN .......................       (0.2%)        (1.7)%        37.4%       (12.4%)        7.0%        50.1%        17.2%

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period
       (000 omitted) ...............   $379,107      $286,623      $417,598     $309,644     $415,129     $414,576     $270,781
     Ratio of expenses to average
       net assets ..................       0.92%*        0.88%*        0.83%        0.82%        0.78%        0.82%        0.87%
     Ratio of net investment income
       to average net assets .......       0.58%*        1.18%*        1.05%        1.00%        0.88%        1.04%        1.58%
Portfolio Turnover Rate ............          7%            4%*          17%          11%           6%           6%           3%

* Annualized
                                                  See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES -- The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Security Valuations -- Securities listed on national securities exchanges are valued at closing prices. Unlisted securities or listed securities for which closing prices are not available are valued at the latest quoted bid prices. Short-term obligations, maturing in 60 days or less, are valued at amortized cost, which approximates value.

B. Federal Taxes -- It is the Trust's policy to comply with the provisions of the Internal Revenue Code applicable to investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for Federal income or excise tax is provided.

C. Equalization -- The Trust follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of repurchases of Trust shares equivalent, on a per share basis, to the amount of undistributed net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or repurchases of Trust shares.

D. Other -- Investment security transactions are accounted for on the date the securities are purchased or sold. Gain or loss on sales is determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Shares issuable to shareholders electing to receive income dividends and capital gain distributions in shares are recorded on the ex-dividend date.

E. Use of Estimates -- The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Trust. Actual results could differ from those estimates.

(2) TRUST SHARES -- At June 30, 2001, 8,868,505 shares were outstanding. The number of authorized shares of $1.00 par value is unlimited. Transactions in Trust shares were as follows:

                                                                  Six Months Ended June 30, 2001     Year Ended December 31, 2000
                                                                  ------------------------------     -----------------------------
                                                                    Shares           Amount           Shares             Amount
                                                                  ----------       ------------      ----------       ------------
Sold ........................................................        365,311       $ 14,774,523       4,829,988       $188,654,928
Issued to shareholders in reinvestment of distributions from:
     Net investment income ..................................         18,805            803,841          61,694          2,366,867
     Realized gain on investment transactions ...............           --                 --           620,583         26,683,527
                                                                  ----------       ------------      ----------       ------------
                                                                     384,116         15,578,364       5,512,265        217,705,322
Repurchased .................................................     (1,233,364)       (48,982,889)     (4,817,893)      (176,674,454)
                                                                  ----------       ------------      ----------       ------------
     Net increase (decrease) ................................       (849,248)      $(33,404,525)        694,372       $ 41,030,868
                                                                  ==========       ============      ==========       ============
(3)  SOURCES OF NET ASSETS -- At June 30, 2001, net assets
     consisted of:
     Capital paid-in ........................................................                                         $114,588,943
     Accumulated distributions in excess of net investment income ...........                                             (431,689)
     Accumulated undistributed net realized gain on investment transactions .                                           22,395,423
     Unrealized appreciation in value of investments ........................                                          242,554,205
                                                                                                                      ------------
     Net assets applicable to outstanding capital stock .....................                                         $379,106,882
                                                                                                                      ============

(4) INVESTMENT SECURITY TRANSACTIONS -- Other than U.S. Government obligations and certificates of deposit, purchases and sales of investment securities aggregated $24,573,606 and $38,165,452, respectively, during the six months ended June 30, 2001. At June 30, 2001, the cost of investments for federal tax purposes was $135,810,301. Net unrealized appreciation for all securities at that date was $242,554,205. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $245,058,487 and aggregate gross unrealized depreciation for all securities in which there was an excess tax cost over market value of $2,504,282.

5) INVESTMENT ADVISER FEE -- The investment adviser fee is earned by Century Capital Management, Inc. ("CCM"), as compensation for providing investment advisory, management and administrative services to the Trust. CCM receives a monthly fee equal on an annualized basis to 0.7% of the first $250 million and 0.6% of the amounts exceeding $250 million of the Trust's net asset value. For the six months ended June 30, 2001, the fee amounted to $1,226,407. On June 30, 2001 a new Investment Advisory Agreement was approved by and between the Trust and CCM. The new agreement states that CCM will receive a monthly fee equal on an annualized basis to 0.8% of the first $500 million and 0.7% of the amounts exceeding $500 million of the Trust's net asset value. Officers and Trustees of the Trust who are employed by CCM receive remuneration for their services out of such investment adviser fee.

6) ADMINISTRATION FEES -- Under the Investment Advisory and Management Services Agreement by and between the Trust and CCM, dated July 1, 1994, CCM may provide the Trust with certain financial, accounting, administrative and clerical services. In this event, the Trust would reimburse CCM, on demand, for an amount of salary, payroll tax and personnel benefit payments made by CCM proportionate to the level of such services performed by such personnel. The fee was $49,133 for the six months ended June 30, 2001. On June 30, 2001 the Trust entered into an Administration Agreement with CCM. Under the agreement CCM shall provide or procure, at its expense, non-investment advisory services to the Trust. CCM will receive a monthly fee equal on an annualized basis to 0.15% of the Trust's net asset value.

7) REDEMPTION FEES -- In general, shares of the Trust may be redeemed at net asset value. However, upon the redemption of shares held less than 180 days, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Trust for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

8) SUBSEQUENT EVENT -- At the close of business on July 31, 2001, the Trust was reorganized as a series of the Century Capital Management Trust, a Massachusetts business trust organized in 1999. The Century Shares Trust Series of the Century Capital Management Trust acquired all of the assets and liabilities of the Trust. The acquisition was accomplished by a tax-free exchange of shares of the Trust for shares of the Century Shares Trust Series of the Century Capital Management Trust.

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Trustees of Century Shares Trust:

We have audited the accompanying statement of assets and liabilities of Century Shares Trust, including the portfolio of investments, as of June 30, 2001, and the related statement of operations for the six months then ended, the statement of changes in net assets for the six months then ended and for the year ended December 31, 2000, and the financial highlights for the six months ended June 30, 2001 and 2000 and for each of the five years in the period ended December 31, 2000. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the finan-cial position of Century Shares Trust as of June 30, 2001, and the results of its operations for the six months then ended, the changes in its net assets for the six months then ended and for the year ended December 31, 2000, and the financial highlights for the six months ended June 30, 2001 and 2000 and for each of the five years in the period ended December 31, 2000 in conform-ity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
July 27, 2001

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One Liberty Square     Boston, Massachusetts 02109

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                                                                      Aug 2001